UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 17, 2017

Foot Locker, Inc.

(Exact name of registrant as specified in charter)

New York	1-10299	13-3513936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 West 34th Street, New York, New York		10001
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 720-3700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02.	Results of Operations and Financial Condition.

On November 17, 2017, Foot Locker, Inc. issued a press release announcing its financial and operating results for the third quarter of 2017. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The press release includes a non-GAAP financial measure for third quarter 2017 net income excluding an $8 million after-tax charge related to a reduction and reorganization of divisional and corporate staff. The press release also includes a non-GAAP financial measure for third quarter 2016 net income excluding a $5 million after-tax impairment charge associated with the Runners Point and Sidestep banners and a $10 million reduction in tax expense associated with a scheduled intellectual property reassessment in Europe. The Company believes these non-GAAP financial results provide useful information to investors because they allow for a more direct comparison of the Company’s operating performance for the third quarter of 2017 to the Company’s performance in the comparable prior-year period. The non-GAAP financial results are provided in addition to, and not as an alternative to, the Company’s reported results prepared in accordance with GAAP. A reconciliation to GAAP is provided in the Condensed Consolidated Statements of Operations.

In accordance with General Instruction B.2. of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated November 17, 2017, issued by Foot Locker, Inc.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOT LOCKER, INC.

Date: November 17, 2017	By:	/s/ Lauren B. Peters
		Name:	Lauren B. Peters
		Title:	Executive Vice President and
Chief Financial Officer